A&D Mortgage Trust 2024-NQM3 ABS-15G

Exhibit 99.6

EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

Overview

Maxwell Diligence Solutions, LLC (“MaxDiligence”), a third-party due diligence provider, performed the review described below on behalf of its client, (“A&D Mortgage LLC”). The review included a total of 190 originated residential mortgage loans, in connection with the securitization identified as (“ADMT 2024-NQM3”) (the “Securitization”). The review began on August 2023 and concluded on May 2024.

Scope of Review

Credit Review

MaxDiligence performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The credit review included the following (collectively, the “Credit Review”):

1.	Review Initial & Final Application

a.	Check application for completeness. Determine whether the information in the preliminary Loan application, final application, and all credit documents is consistent or reconciled.

b.	Validate Social Security/Taxpayer Identification number is valid

c.	Compare data on final form 1003 with the data from verifications

d.	Form is Complete, Signed, Dated, on or before loan consummation date, and NMLS is complete

2.	Review AUS Decision and Approval Conditions

a.	Underwriting decision is supported (manual underwrite credit conditions have been satisfied prior to closing the approved Loan package)

b.	Validation of income calculations

c.	Validation of assets/funds to close

d.	Validation of DTI / DSCR calculations

e.	Validation of LTV calculations

f.	Validation of payment shock calculations if applicable

g.	Validation of payment shock calculations if applicable

h.	DSCR Loans

i.	Review of Hazard coverage and verification that sufficient coverage was in place on subject and all premiums were included in DSCR

ii.	Mortgage Insurance Certificate was in file, if applicable, and coverage was sufficient, and premium was included in DSCR

iii.	Review of Rental income and /or market rents and validation of DSCR calculation

3.	Review Occupancy/Red Flags

a.	Validates Social Security number and year issued

b.	Verifies address information associated with the borrower (s)

c.	Occupancy is supported

d.	Red Flags adequately addressed

4.	Reverification of Borrower Original and Audit Credit Report

a.	Validate names, social security number(s), and addresses

b.	AKA’s investigated and cleared

c.	Validate credit inquiries within 90 days have been properly addressed

d.	Acceptable credit history and credit score requirements

5.	Reviews Fraud Report to compare vs loan documentation:

a.	Validates Social Security number and year issued

b.	Verifies address information associated with the Borrower (s)

c.	Confirms OFAC clearances

d.	Reveals any potential bankruptcy filings

6.	Review of Borrower Employment, Income, and Asset Information

a.	Employment

i.	Compare for conflicting information

ii.	Check dates for document expiration

iii.	Complete forms and documentation

iv.	Evaluate history and stability of employment

b.	Income

i.	Review employment and income by analyzing income documents and comparing against re-verification documents

ii.	W-2s and Paystubs, if applicable

iii.	Transcripts (as applicable) support income

iv.	Tax Returns and Profit and Loss Statements, as applicable

v.	Bank Statements or other Alternate Income documents as required by the guidelines

vi.	Consistent/Continuing Employment, if applicable

c.	Assets

i.	Confirm adequate funds to cover required down payment and closing costs and reserves

ii.	Check dates for document expiration

iii.	Sufficient funds were sourced and seasoned

iv.	Gift funds verified and met guidelines

7.	Review Sales Contract

a.	Complete and executed

b.	Earnest Money Deposit verified

c.	Parties are consistent

d.	Seller contributions are within guidelines

8.	Hazard and Flood (if applicable)

a.	Verify sufficient coverage

b.	Verify coverage is for subject

c.	Validate all premiums are included in DTI and any required upfront premium is paid

9.	Mortgage Insurance (if applicable)

a.	Certificate in file

b.	Sufficient Coverage

c.	Premium indicated and included in DTI

10.	Review Title Commitment/Policy

a.	Vesting correct

b.	Lien position

c.	Legal description

d.	Validate no encumbrances

11.	Review Closing Documents

a.	Review security documents to ensure the Loan was closed in accordance with approval and with all required signatures and NMLS identifiers

b.	Correct and complete instruments

c.	Closing Disclosure

d.	Right to Cancel (if applicable)

12.	Qualified Mortgage / Ability-to-Repay Review

Loans with application dates after January 10, 2014 are subject to the Qualified Mortgage (“QM”) rule and the Ability to Repay (“ATR”) rule under Regulation Z – the Truth in Lending Act. For these Loans, MaxDiligence will (a) Confirm that the originator/aggregator provided a QM designation, and (b) review the Loan for the eight (8) Key Underwriting Factors below that are required pursuant to the ATR rule.

a.	Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, excluding investment properties, as set forth below:

i.	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c)) as evaluated based on the applicable investor guidelines;

ii.	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

iii.	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

iv.	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

b.	MaxDiligence will review applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation of QM, Non-QM, or exempt from ATR. (MaxDiligence determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, MaxDiligence notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, MaxDiligence notes if an originator mortgage loan designation was not provided.

c.	MaxDiligence utilizes the following designations for applicable loans: QM designations: QM Safe-Harbor, Temporary QM, Non-QM, QM Rebuttal Presumption and ATR Designations: ATR Compliant, ATR Exempt and ATR Fail.

d.	With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, MaxDiligence reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

e.	If a mortgage loan was designated as QM, MaxDiligence reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph.

f.	For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, MaxDiligence then determines whether the mortgage loan is a Safe Harbor QM or QM Rebuttable Presumption by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

g.	For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, MaxDiligence then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements, as defined within the applicable underwriting guidelines, and provides a due diligence designation of Non-QM indicating compliant, ATR risk indicating it may not be compliant, or ATR Fail, indicating it is non-compliant.

h.	MaxDiligence reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and will verify such information using reasonably reliable third-party records, at or before consummation:

i.	Income / Assets - Recalculate borrower(s)’s monthly gross income, and validate funds required to close and required reserves, to Confirm that the borrower has current or reasonably expected income or assets (other than the value of the property that secures the Loan) that the borrower will rely on to repay the Loan.

●	Review Loan documentation for required level of income and asset verifications.

ii.	Employment - Review file documentation for required level of employment

iii.	Monthly Mortgage Payment: Confirm that the correct program, qualifying rate, and terms were used to calculate projected monthly mortgage payment.

iv.	Simultaneous Loans - Ensure that all concurrent Loans were included in the debt-to-income ratio (“DTI”) calculation, to properly assess the ability to repay.

v.	Mortgage-Related Obligations - Validate that the subject Loan monthly payment calculation includes principle, interest, taxes, and insurance (“PITI”), as well as other costs related to the property such as homeowners’ association (“HOA”) fees, private mortgage insurance (“PMI”), ground rental fees, etc.

vi.	Debts / Obligations - Validate monthly recurring non-mortgage-related liabilities

vii.	DTI / Residual Income - Validate debt-to-income ratio (DTI), or “residual income,” based upon all mortgage and non-mortgage obligations, calculated as a ratio of gross monthly income, based on documentation provided in the file.

viii.	Credit History - Review credit report for credit history and required credit depth, including any / all inquiries, and Determine a representative credit score from the credit report

Valuation Review

MaxDiligence performed a “Valuation Review,” which included the following:

1.	Valuation Review

a.	Review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. The review will include verifying the appraisal report:

b.	On the appropriate GSE form:

i.	All elements of appraisal are present

ii.	Ensure all applicable Loan documents match appraisal information

iii.	Property is acceptable collateral for Loan program

iv.	Completed by an appraiser that was actively licensed to perform the valuation

v.	Completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, or if the appraisal was performed for another lender, the file contains a transfer letter from the original lender

vi.	The original appraisal report is made and signed prior to the final approval of the mortgage loan application; Any revisions, if made known to MaxDiligence, to the original report are documented and dated completed and dated within the guideline’s restrictions,

vii.	The original appraisal is ‘As is’ or Inspection received including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

viii.	Determine whether the appraised value is supported at or within 10% variance based on a third-party valuation product. If a third-party valuation product is in file but notes a variance above 10% or an inconclusive value, MaxDiligence will recommend a BPO or field review be ordered.

ix.	With regard to the use of comparable properties, review will (a) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (b) confirm the property value and square footage of the subject property was bracketed by comparable properties, (c verify that comparable properties used are similar in size, style, and location to the subject, and (d) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

x.	Other aspects of the review include (i) verifying that the address matched the mortgage note, ((ii) if requested, noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.

c.	If more than one valuation was provided, reviewer will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, MaxDiligence will create an exception and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in the review result in a variance of more than 10% then the client will be notified of such variance.

d.	MaxDiligence will confirm to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of

Title XI of FIRREA. Specifically, MaxDiligence will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

e.	In addition, MaxDiligence will access the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

Compliance Review

MaxDiligence performed a “Compliance Review” below, which is applicable to Loans originated on or after October 3, 2015, which are subject to the TILA/RESPA Integrated Disclosure Rule (“TRID”).

With regard to TRID testing, MaxDiligence implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the SFA RMBS TRID Grid 4.0 Compliance Review Scope published by the Structured Finance Association (the “SFA Compliance Review Scope”) and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. MaxDiligence worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While MaxDiligence continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity.

1.	Loan Estimates (“LEs”)

a.	Review the Initial LE and confirm (i) the correct form was used; (ii) all sections of the Initial LE are completed; and (iii) the Initial LE accurately reflects the information provided to MaxDiligence

b.	If there is a Revised LE, confirm (i) that there is a “valid reason” for the Revised LE; and (ii) that the Revised LE was issued within three (3) days of the change.

c.	Determine which LE in the file is the “final binding” LE for the purpose of Tolerance Testing. A Revised LE that is issued after the CD, or that does not state a valid reason will not be used for the purposes of Tolerance Testing. All revised LEs issued to the consumer will be reviewed for accuracy of terms.

d.	Confirm initial LE was delivered within three (3) Business Days from the application date, and at least seven (7) Business Days prior to the consummation date.

e.	Confirm revised LE was delivered within three (3) Business Days from date of the “valid reason” giving rise to the Revised LE, and at least four (4) Business Days prior to the consummation date.

f.	Confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations

2.	Closing Disclosures (“CDs”)

a.	Review the CD review and confirm (i) the correct form was used; (ii) all sections of the CD are completed; and (iii) the CD accurately reflects the information provided to MaxDiligence.

b.	If a subsequent CD is issued, confirm (i) that there was a valid reason for the change; (ii) that the CD was issued within three (3) days of the change; and (iii) whether the reason for the change requires a new 3-day waiting period prior to the consummation date.

c.	Confirm Initial CD, and any subsequent CD with material changes (i.e. changes that require a new waiting period), was received at least three (3) Business Days prior to the consummation date. With respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation.

3.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

Rescission

a.	Failure to provide the right of rescission notice;

b.	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

c.	errors in the right of rescission notice;

d.	failure to provide the correct form of right of rescission notice;

e.	failure to provide the three (3) Business Day rescission period; and

f.	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

4.	Tolerance Testing. Compare the fees disclosed in the final binding LE to those in the final CD, and confirm that final CD fees are within the permitted tolerances. Confirm the total of payments are considered accurate as defined by Regulation Z. Confirm Finance Charge tolerances are correct.

5.	Subsequent Changes. Review the file to determine (i) whether there is evidence that certain changes or errors (per the regulation) were discovered subsequent to closing, (ii) and whether the Loan originator followed the prescribed cure. Test for evidence such as a copy of the refund check, or a corrected, post-consummation CD (“PCCD”), and iii) with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation.

6.	Loan Toolkit (§1026.19):

a.	Confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and

b.	Confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) Business Days after receipt of application.

7.	TILA

a.	High-cost Mortgage (§§1026.31, 32 and 33):

i.	Points and fees threshold test;

ii.	APR threshold test;

iii.	Prepayment penalty test; and

iv.	Compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

b.	Higher-priced Mortgage Loan (§1026.35):

i.	APR threshold test; and

ii.	Compliance with the escrow account and appraisal requirements.

c.	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i.	Review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii.	Review relevant document to determine if there was dual compensation; and

iii.	Review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

●	Note: Where available, MaxDiligence reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, MaxDiligence’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

d.	Homeownership counseling (§1026.36):

i.	Determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first-time homebuyer that contains a negative amortization feature.

e.	Mandatory Arbitration Clauses (§1026.36):

i.	Determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.

f.	Prohibition on Financing Credit Insurance (§1026.36):

i.	Determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance in jurisdictions where it is prohibited.

g.	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i.	Review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii.	Verify the data against the NMLSR database, as available.

8.	RESPA:

a.	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i.	Confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;

ii.	Verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) Business Days of application;

iii.	Confirm the presence of the Your Home Loan Toolkit/Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;

iv.	Confirm the Your Home Loan Toolkit /Special Information Booklet was provided within three (3) Business Days of application;

v.	Confirm the presence of the CHARM booklet when applicable;

vi.	Confirm that the CHARM booklet was issued within three (3) Business Days of application;

vii.	Confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;

viii.	Confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) Business Days of application;

ix.	Confirm the Affiliated Business Arrangement Disclosure is executed;

x.	Confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;

xi.	Confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) Business Days of application; and

xii.	Confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

9.	ECOA: The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a.	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i.	Timing and content of the right to receive copy of appraisal disclosure;

ii.	Charging of a fee for a copy of the appraisal or other written valuation;

iii.	Timing of creditor providing a copy of each appraisal or other written valuation; and

b.	iv) With respect to a borrower that has waived the three (3) Business Day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) Business Days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

10.	Other Provisions

a.	Texas:

i.	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

b.	Fed/State/Local Predatory Lending:

i.	The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

c.	Prepay Penalties and Late Fees:

i.	Federal and state specific late charge and prepayment penalty provisions.

11.	Exclusions. MaxDiligence will not test:

a.	Loan types that are excluded from compliance with TRID:

b.	Technical formatting of disclosures.

c.	Other Post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.

d.	For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1, 2016, whether prohibited fees were collected prior to the initial LE being issued

e.	Whether any fee is a “bona fide” fee for third-party services

f.	Whether the loans comply with all federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.

Data Discrepancy

As part of the Credit, Valuation and Compliance Reviews, MaxDiligence captured data from the source documents and compared it to a data tape provided by Client. MaxDiligence provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by MaxDiligence during the diligence process.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
All Borrower Total Income	5	152	3.29%
Application Date	7	190	3.68%
AR Initial Interest Rate	1	66	1.52%
B1 Citizen	3	190	1.58%
B1 First Name	1	190	0.53%

B1 Last Name	3	190	1.58%
DSCR	11	184	5.98%
First Payment Date	13	190	6.84%
Initial Monthly PI Or IOPayment	4	190	2.11%
Lender Name	70	190	36.84%
Loan Origination Company	2	3	66.67%
MIN No	2	189	1.06%
Mortgage Origination Channel	12	189	6.35%
Note Date	5	187	2.67%
Originator QM Status	40	190	21.05%
Primary Appraised Property Value	1	157	0.64%
Property County	1	190	0.53%
Property Type	6	184	3.26%
Qualifying CLTV	9	187	4.81%
Qualifying FICO	3	157	1.91%
Qualifying LTV	11	187	5.88%
Qualifying Total Debt Income Ratio	25	157	15.92%
Refinance Type	7	60	11.67%
Sales Price	1	183	0.55%
Underwriting Guideline Version Date	2	22	9.09%

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “B” or higher with 72.63% of the pool receiving an Overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Percent of Loans
A	138	72.63%
B	52	27.37%
C	0	0.0%
D	0	0.0%
Total	190	100.0%

Credit Grade Summary
Event Grade	Loan Count	Percent of Loans
A	153	80.53%
B	37	19.47%
C	0	0.0%
D	0	0.0%
Total	190	100.0%

Valuation Grade Summary
Event Grade	Loan Count	Percent of Loans
A	174	91.58%
B	16	8.42%
C	0	0.0%
D	0	0.0%
Total	190	100.0%

Compliance Grade Summary
Event Grade	Loan Count	Percent of Loans
A	189	99.47%
B	1	0.53%
C	0	0.0%
D	0	0.0%
Total	190	100.0%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Credit Grade of “A”, and a Valuation Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category
Credit	A	Approval - Lender Income Calculation Missing	2
		Asset 1 Less Than 2 Months Verified	1
		Asset 3 Does Not Meet Guideline Requirements	1
		Asset Qualification Does Not Meet Guideline Requirements	1
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	5

		Borrower 1 Credit Report is Incomplete	1
		Borrower 1 Credit Report is Missing	3
		Borrower 1 Gap Credit Report is Missing	1
		Borrower 1 Lease Agreements Missing	1
		Business Purpose - Loan Guaranty/Missing	2
		Closing Protection Letter is missing.	1
		Condo - Documentation	1
		Credit Documentation - Payment History Missing	1
		Credit Profile - Credit History Insufficient	1
		Credit Profile - Insufficient Tradelines	1
		DSCR does not meet Guidelines	1
		Eligibility - Citizenship Requirements	1
		Final Settlement Statement Missing.	1
		Flood Certificate Missing	1
		Hazard Insurance Policy is Missing	1
		HO6 Master Insurance Policy is Missing	1
		Income - Comparable Rent Schedule Form 1007 Missing	1
		Income - Guideline Requirements	2
		Income 2 Months Income Verified is Missing	1
		Liabilities - Excluded Debts	1
		Liabilities - Not Verified	1
		Liabilities - REO	4
		Missing Lease Agreement	1
		Missing VOM or VOR	1
		No Credit Findings	121
		Program Parameters - Guidelines Conformity	1
		Property Title Issue	1
		Purchase Contract - Addendum Missing	1
		Purchase Contract - Missing	1
		Subject property Short Term Rental Income does not meet qualification	1
		Third Party Fraud Report not Provided	5
		Title Agency - E&O Insurance or Certificate of Liability Coverage Issue	2
		Title Coverage is Less than Subject Lien(s) Total	2
		Title Document Missing	1
		Total Credit Grade (A) Exceptions	177
Credit	B	Appraisal Transfer Letter - Missing	1
		Asset 1 Expired	1
		Audited Loan Amount is greater than Guideline Maximum Loan Amount	1
		Audited Loan Amount is less than Guideline Minimum Loan Amount	3
		Audited LTV Exceeds Guideline LTV	1
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	3

		Borrower 1 CPA Letter Missing	1
		Borrower 1 Total Years Employment Verified is Less Than 24 Months	1
		Calculated DSCR does not meet the Minimum DSCR allowed	1
		Condo - Master Policy Insufficient	1
		Credit Profile - Credit History Insufficient	2
		HO6 Master Insurance Policy is Partial	1
		Housing History Does Not Meet Guideline Requirements	1
		Income - Comparable Rent Schedule Form 1007 Missing	1
		Income - Guideline Requirements	1
		Income and Employment Do Not Meet Guidelines	2
		Program Parameters - Guidelines Conformity	9
		Program Parameters - Property Type	2
		Program Parameters - Re-used Appraisal	5
		Purchase is not considered to be an Arm's Length Transaction	1
		Qualifying Credit Score does not meet eligibility requirement(s)	1
		Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	1
		Total Credit Grade (B) Exceptions	41
Valuation	A	Appraisal is Missing	1
		Missing Doc - 3rd Party Valuation Product/Missing	6
		Missing Doc - Second Appraisal Missing	1
		Property Issue - Neighborhood Location	1
		Subject property appraisal is not on an as-is basis (Primary Value)	1
		Value - Value is supported within 10% of original appraisal amount	172
		Total Valuation Grade (A) Exceptions	182
Valuation	B	Appraisal - Comparable property closed > 12 months/Acceptable	1
		Appraisal - Comparable property has Location outside typical guidelines/Acceptable	2
		Appraisal - Comparable property has location outside typical guidelines/Unacceptable	4
		Appraisal - Miscellaneous	3
		Appraisal - Other	2
		Appraisal - Unsupported adjustments/comps	2
		Property Issue - Ineligible Property	1
		Property Issue - Neighborhood Location	1
		Property Issue - Property Size	1
		Total Valuation Grade (B) Exceptions	17
Compliance	A	1-4 Family Rider is Missing	1
		Final CD: Calculating Cash to Close Adj. and Other Credits discrepancy	1
		License: Loan Originator	1
		Missing Deed of Trust Riders	1
		Missing Required rider to note	1
		Missing Warranty / Transfer Deed	1
		No Compliance Findings	90

		No Compliance Tests Performed	91
		The Deed of Trust is Incomplete	2
		The Deed of Trust is Missing	1
		The Final Closing Disclosure contains errors	2
		The Initial 1003 is Missing	1
		The Note is Missing	1
		TRID 0% Tolerance Violation	1
		Total Compliance (A) Exceptions	195
Compliance	B	TRID: Closing Disclosure Escrow Account	1
		Total Compliance (B) Exceptions	1

Event Grade Definitions:

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.

C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.